PROVISION FOR ENVIRONMENTAL REHABILITATION	12 Months Ended
Dec. 31, 2012
PROVISION FOR ENVIRONMENTAL REHABILITATION
14.	PROVISION FOR ENVIRONMENTAL REHABILITATION

The Group has made, and expects to make, in the future, expenditures to comply with environmental laws and regulations, but cannot predict the full amount of such future expenditures. Estimated future reclamation costs are based principally on legal and regulatory requirements. The following is a reconciliation of the total liability for environmental rehabilitation.

	December 31, 2012	December 31, 2011
Asset retirement obligations
Opening balance	140.8	149.2
Addition to liabilities	11.8	5.3
Accretion of liability	14.3	13.8
Translation	(8.3)	(27.5)

Closing balance	158.6	140.8

The Group intends to finance the ultimate rehabilitation costs from the monies invested with the environmental trust fund, on-going contributions, as well as the proceeds of the sale of assets and gold from plant clean-up at the time of mine closure.